SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------


         Date of Report (Date of Earliest Event Reported): March 3, 1998

                       National Auto Finance Company, Inc.
  ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
  ---------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-22067                                    65-0688619
  ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

       621 N.W. 53rd Street, Suite 200
             Boca Raton, Florida                               33487
  ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 997-2413
  ---------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
  ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated March 3, 1998, announcing several changes in the Company's senior management.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Exhibits.

          (99) Press Release, dated March 3, 1998.

                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index


Exhibit No.                    Description                            Page
-----------                    -----------                            ----
  (99)                         Press Release,
                               dated March 3, 1998

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  March 5, 1998.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Kevin G. Adams
                                   Name:  Kevin G. Adams
                                   Title: Senior Vice President, Finance